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                                                                    EXHIBIT 23.2



                         Independent Auditors' Consent
                         -----------------------------



The Board of Directors
Mohawk Industries, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                        /s/ KPMG LLP
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                                        KPMG LLP


Atlanta, Georgia
April 19, 2002